PROSPECTUS
May 1, 2026

WRL FINANCIAL FREEDOM BUILDER

issued through
WRL Series Life Account
by
Transamerica Life Insurance Company

Administrative Office:
6400 C Street SW
Cedar Rapids, IA 52499

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction	Direct or Send to:
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1620
Electronic Transaction	tlic.transamerica.com/
Payments made by check	PO Box 429, Cedar Rapids IA 52406-0429 or 6400 C St. SW, Cedar Rapids IA 52499
Claims, general correspondence, and notices	Mailing Address: 6400 C St. SW, Cedar Rapids, Iowa 52499-0001

An Individual Flexible Premium Variable Life Insurance Policy
Sales of this policy were discontinued for new purchasers in 2003

This prospectus describes the WRL Financial Freedom Builder a flexible premium variable life insurance policy (the “Policy”), including the Policy’s features, benefits, and risks. The Policy is issued by Transamerica Life Insurance Company.

 The Policy is designed to give you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value. You can allocate your Policy’s cash value to one or more of the underlying fund portfolio options that are available under the Policy. You can also allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) if it is available under your Policy.

The Policy is or may be available through third party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the Owner elects to pay the advisory fee from his/her Policy. If the policyowner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.

If you allocate cash value under your Policy to one or more of the portfolio options, the value of your Policy may fluctuate up or down due to market performance.

The Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GLOSSARY OF TERMS
accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 6400 C St. SW, Cedar Rapids IA 52499-0001. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other fax requests). Our administrative office serves as the recipient of all website (tlic.transamerica.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 7:00 a.m. – 6:00 p.m. Central Time. Please do not send any checks, claims, correspondence, or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

base policy	The WRL Financial Freedom Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiary(ies).

cash value
At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including any accrued loan interest and, if the insured dies during the grace period, any charges that are due and unpaid.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free look period
The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free look period varies by state. The free look period is listed in the Policy.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

indebtedness	Outstanding loan payments plus accrued interest at the time your Policy lapsed.

insured	The person whose life is insured by the Policy.

issue age
The insured’s age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or before the date that the increase in specified amount takes effect. This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough net surrender value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 6400 C St. SW, Cedar Rapids, Iowa, 52499-0001. All claims, correspondence and notices must be sent to this address. Premium payments and loan repayments made by check may also be sent to PO Box 429, Cedar Rapids IA 52406-0429.

minimum monthly guarantee premium
The amount shown on the Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

mutual fund company(ies)
A management investment company registered with the SEC. The Policy allows you to invest in the portfolio companies (also known as underlying fund portfolios) of the mutual fund companies through our subaccounts.

Monthiversary
This is the day of each month when we determine policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to your Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as of such date, minus any outstanding loan amount and minus any accrued loan interest.

no lapse date
For a Policy with issue ages 0-60, the no lapse date is the 20 Policy anniversary or the insured’s attained age 65, whichever is earlier. For a Policy with issue ages 61-85, the no lapse date is the 5 Policy anniversary. The no lapse date is specified in your Policy. thth

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The flexible premium variable life insurance policy, a contract between us and you that describes the terms of your life insurance policy.

Policy date
The date generally when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule pages of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio company(ies)	Investment options made available by mutual fund companies under the Policy. Also referred to as underlying fund portfolio(s).

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date unless the Policy is backdated.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as “face amount” in riders)
The initial specified amount of life insurance that you have selected is shown on the Base Policy’s schedule pages that you receive when the Policy is issued. The in force specified amount is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one Portfolio Company.

surrender charge
If, during the first 10 policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date
Each day the New York Stock Exchange is open for normal trading. Transamerica  is open for business whenever the New York Stock Exchange is open. Please Note: Any day that Transamerica  is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company (Transamerica )	Transamerica Life Insurance Company.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine we need to take the action you request; and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Important Information You Should Consider About The Policy

FEES AND EXPENSES	Location in Prospectus
Are There Charges for Early Withdrawals
Yes. If you withdraw (or surrender) money from your Policy during the first 15 Policy years, you will be assessed a surrender charge. The maximum surrender charge depends on when your Policy was issued, but will not be greater than $57.00 per $1,000 of the Policy’s initial specified amount (or increase in specified amount).

For example, if you purchased a Policy with an initial specified amount of $100,000 and were to withdraw $50,000 during the surrender charge period, the maximum surrender charge would be $57,000.
Fee Tables Charges and Deductions

Are There Transaction Charges?
Yes. In addition to surrender charges for early withdrawals, you may also be charged for other transactions. There may be front-end loads on premium payments, charges for transfers between investment options, and administrative charges for withdrawals.
We reserve the right to deduct a charge for special services, including overnight delivery and wire service fees.
				Fee Tables Charges and Deductions Cash Withdrawals
Is There a Pro Rata Decrease Charge?
Yes. If you decrease the specified amount during the first 15 Policy years we will deduct a decrease charge from your cash value equal to the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.
				Fee Tables Charges and Deductions
Are There Ongoing Fees and Expenses (annual charges)?
Yes. In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy, and that such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the schedule page of your Policy for rates applicable to your Policy.

These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the owner; if such charges were reflected, your fees and expenses would be higher.

You will also bear expenses associated with the portfolios under the Policy to which you have allocated cash value, as shown in the following table:

				Fee Tables Charges and Deductions Appendix: Portfolio Companies Available Under the Policy.
	Annual Fee	Minimum	Maximum
	Portfolio Company [1] (fund fees and expenses)	0.29%	2.86%
	1 As a percentage of Portfolio Company assets.

RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?	Yes. You can lose money by investing in this Policy, including loss of principal.	Principal Risks of Investing in the Policy
Is this a Short-Term Investment?
No. This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members or other beneficiaries. The benefits of tax deferral also mean the Policy is more beneficial to investors with a long-term investment horizon. You may pay substantial charges and taxes if you take withdrawals or fully surrender the Policy during the surrender charge period.
Principal Risks of Investing in the Policy

What Are the Risks Associated with Investment Choices?
● An investment in the Policy is subject to the risk of poor investment performance. The investment performance of your Policy can vary depending on the performance of the investment options that you choose.
● Each investment option (including the fixed account option) has its own unique risks.
● You should review the investment options carefully before making an investment decision.
Principal Risks of Investing in the Policy
What are the Risks Related to the Insurance Company?
An investment in the Policy is subject to the risks related to Transamerica. Any obligations (including under the fixed account option), guarantees, and benefits under the Policy are subject to our claims-paying ability. More information about Transamerica, including our financial strength ratings, is available by visiting tlic.transamerica.com or calling toll-free (800) 851-9777.
Principal Risks of Investing in the Policy
Is there a Risk of Contract Lapse?
Yes. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Policy to lapse. There are costs associated with reinstating a lapsed Policy. Death benefits will not be paid if the Policy has lapsed.
Principal Risks of Investing in the Policy
RESTRICTIONS	Location in Prospectus
What are the Restrictions on the Investment Options?
● There may be a $25 charge for each transfer in excess of 12 transfers per Policy year.
● Transfers from the fixed account option may be subject to significant restrictions related to the number of transfers per Policy Year and amounts transferred.
● The fixed account option may not be available for investment depending on when you applied for your Policy and where it was issued.
● We reserve the right to remove or substitute portfolios as investment options under the Policy.
Fee Tables The Fixed Account State Variations Addition, Deletion, or Substitution of Portfolios
What Are the Optional Benefits?
● Supplemental insurance benefits are available only to insureds within certain age ranges, are subject to minimum and/or maximum specified amounts, and are subject to termination conditions.
● Certain benefits cannot be elected after Policy purchase.
● Certain benefits cannot be elected in combination with other benefits.
● We may stop offering an optional benefit at any time.
If you elect to pay third party advisory fees from your contract value, then this deduction will reduce the death benefits and other guaranteed benefits and may be subject to a federal and state income tax and a 10% federal penalty tax.
Other Benefits Under the Policy Third Party Asset Allocation Services
TAXES	Location in Prospectus

What Are the Policy’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
If you purchased the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax deferral.
Earnings on your Policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
Federal Income Tax Considerations
CONFLICT OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica Capital,
LLC (“TCL”) (formerly Transamerica Capital, Inc.), the principal underwriter, may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses.

In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Revenues We Receive Compensation to Broker-Dealers Selling the Policies
Should I Exchange My Policy?
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing Policy.
Compensation to Broker-Dealers Selling the Policies Tax-Free Section 1035 Exchanges

Overview Of The Policy

Purpose of the Policy

The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of assets. You can accumulate assets by allocating your cash value among the investment options that are available under the Policy. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. The Policy may be appropriate for you if you have the financial ability to keep it in force for a substantial period of time. It is not intended for people who may need to make early or frequent withdrawals. You should consider the Policy in conjunction with other insurance that you own.

The Policy is or may be available through third party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the policyowner elects to pay the advisory fee from his/her Policy. If the policyowner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax. Consult your qualified tax professional for guidance on tax implications of the information contained in this prospectus.

Premiums

After you make your required initial premium payment, you generally have flexibility to determine the frequency and amount of the premiums you pay under the Policy. The Policy allows you to make planned periodic premium payments if you wish. We may require premium payments to be at least $50 (or at least $1,000 if by wire transfer, or at least $75 if by monthly direct deposit). Your ability to make premium payments may be restricted under your Policy based on the federal tax laws.

Payment of insufficient premiums may result in a lapse of your Policy. Even if you make planned periodic premium payments, you may be required to pay extra premiums to prevent a lapse.

To help you accumulate assets, you can invest your premium payments in the Policy’s portfolio options and/or fixed account option (if available).

  Portfolio Options. Each portfolio option invests in a portfolio of an underlying mutual fund company. Each such portfolio has its own investment objective, strategies, and risks; investment adviser(s); expenses; and performance history.

Additional information about each portfolio company is provided in an appendix to this prospectus. See “Appendix: Portfolio Companies Available Under the Policy.”

  Fixed Account Option. The fixed account option guarantees principal and a minimum interest rate (at least 2% annually).

Policy Features

  Flexibility. The Policy is designed to be flexible to meet your specific circumstances and life insurance needs. Within certain limits, you can choose the timing, amount and frequency of premium payments, change your death benefit option, increase or decrease the amount of life insurance coverage, change the beneficiary, transfer cash value among investment options, take a loan against the Policy, and take cash withdrawals or surrender the Policy.
  Life Insurance Coverage. You select the amount of life insurance coverage under your Policy. The minimum coverage is generally $50,000.
  Coverage-Based Charge Structures. There are three “bands” of life insurance coverage under the Policy. The amount of life insurance coverage under your Policy will fall within one of those bands. Certain Policy charges are based on the applicable band of coverage. Generally, the higher the band, the lower the charges.
  Conditional No Lapse Guarantee. The Policy has a conditional no lapse guarantee. During the no lapse guarantee period, your Policy will not lapse even if your Policy’s cash value is too low to pay the monthly deductions, provided that you have paid and/or continue to pay a certain amount of minimum premiums.

  Death Benefit. If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary or beneficiaries, subject to the terms of the Policy. The amount of the death benefit generally depends on your Policy’s life insurance coverage, the death benefit option that you select, your Policy’s cash value, and any supplemental life insurance benefits that you have purchased.

We offer three death benefit options under the Policy, each calculating the death benefit differently. When selecting a death benefit option, you must also choose between two federal income tax compliance tests used to calculate the minimum death benefit (the “Guideline Premium Test” and “Cash Value Accumulation Test”). The test you choose will generally depend on multiple factors such as the amount of premiums you wish to pay relative to your desired death benefit. While you may generally change death benefit options, you may not change your chosen federal income tax compliance test.
  Tax Treatment. You can transfer cash value between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only if you make a surrender or withdraw earnings. The Policy is designed so that the death benefit generally should not be taxable income to the beneficiary or beneficiaries.
  Accessing Your Money. You have access to your money under the Policy. You can surrender your Policy for its surrender value at any time, although doing so will terminate the Policy. After the first Policy year, you may withdraw a portion of your Policy’s surrender value, subject to certain restrictions. If you surrender your Policy or take partial withdrawals, you may have to pay significant surrender charges and/or income taxes, including but not limited to, a tax penalty if you are younger than age 59½.
  Loans. After the first Policy year, you may borrow money from the Policy against the Policy’s cash value. You can repay a loan (including accrued interest) at any time while the Policy is in force. An outstanding loan reduces the death benefit and your Policy’s cash value, may have tax consequences to you, and may increase the risk of policy lapse.

  Optional Supplemental Benefit Riders. For an additional charge, you can purchase or exercise certain supplemental benefits under the Policy, including:
    Additional term life insurance coverage on your life (Primary Insured Rider Plus and Primary Insured Rider Plus);
    Life insurance coverage on your spouse or dependent child (Other Insured Rider);
    Life insurance coverage on your children (Children’s Insurance Rider);
    Additional life insurance coverage on your life in the event of an accident (Accidental Death Benefit Rider);
    A waiver of monthly deductions (Disability Waiver Rider) or income payments (Disability and Income Rider) if you become disabled; and
  Dollar Cost Averaging and Asset Rebalancing. At no additional charge, you may select dollar cost averaging, which automatically transfers a specific amount of cash value from a money market portfolio option to other portfolio options you have selected at set intervals over a specific period of time. Also at no additional charge, you may select asset rebalancing, which automatically rebalances the portfolio options you select at set intervals to maintain your chosen mix of portfolio options.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from the Policy Value or other assets of the owner; if such charges were reflected, the fees and expenses would be higher. Please refer to your Policy schedule page for information about the specific fees you will pay each year based on the options you have elected.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted

Guaranteed Charge	Current Charge[1]

Maximum Sales Charge Imposed On Premiums (Load) (“premium expense charge”)	Upon payment of each premium	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+	First 10 Policy years = 6.0% of each premium payment; and 2.5% of premiums in Policy years 11+
Premium Collection Charge		$3.00 per premium payment	$3.00 per premium payment
Other Surrender Charge [2] (“cash withdrawal charge”)	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Maximum Deferred Sales Charge (Load)3 (“surrender charge”)	Upon full surrender of the Policy during the first 15 Policy years
Maximum Charge[4]		$57.00 per $1,000 of specified amount during first Policy year.	$57.00 per $1,000 of specified amount during first Policy year.
Minimum Charge[5]		$7.68 per $1,000 of specified amount during the first Policy year.	$7.68 per $1,000 of specified amount during the first Policy year.
Charge for a Policy[6] insuring a male, issue age 30 in the ultimate select non-tobacco use class		$12.52 per $1,000 of specified amount during first Policy year.	$12.52 per $1,000 of specified amount during first Policy year.

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $50 for wire service. You can obtain further information about these administrative charges by contacting our administrative office.
3 The surrender charge will vary based on the issue age, sex and underwriting class of the insured on the Policy. The surrender charge is calculated as the surrender charge per $1,000 of specified amount, multiplied by the number of thousands of dollars in the Policy’s specified amount (as stated in the Policy), multiplied by the surrender charge factor. The surrender charge factor varies with the insured’s age and number of years the Policy has been in force. The surrender charge factor on a Policy where the insured’s age on the Policy date is less than 40 will be 1.00 for the first 5 Policy years and then decrease by 0.10 each Policy year until it reaches zero at the end of the 15th Policy year after the Policy date. For a Policy where the age on the Policy date is greater than 39, the surrender charge factor is less than 1.00 at the end of the First Policy year and decreases every year until it reaches zero at the end of the 15th Policy year after the Policy date. The surrender charge shown in the table may not be typical of the charges you will pay. More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.

5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6Because we no longer offer this version of the WRL Financial Freedom Builder, the information regarding the “representative insured” has not been updated since sales terminated in 2003.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Transfer Charge[7]	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Change in Net Premium Allocation Charge	Upon change of allocation instructions for premium payments in excess of one per Policy quarter	$25	None
Pro Rata Decrease Charge	Deducted when specified amount is decreased during the first 15 Policy years	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.	Equal to the surrender charge (as of the date of the decrease) applicable to that portion of the specified amount that is decreased.
Terminal Illness Accelerated Death Benefit Rider[8]	When rider is exercised	Discount Factor	Discount Factor

The table below describes the types of fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$7.50 per month	$5.00 per month
Cost of Insurance[9] (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95
Maximum Charge[11]		$24.85 per $1,000 of net amount at risk per month[12]	$21.12 per $1,000 of net amount at risk per month[12]

Minimum Charge[13]		$0.06 per $1,000 of net amount at risk per month[12]	$0.06 per $1,000 of net amount at risk per month[12]
Initial Charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of net amount at risk per month[12]	$0.12 per $1,000 of net amount at risk per month[12]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% for Policy years 1 – 15, and 0.75% for Policy years 16+, of average daily net assets of each subaccount in which you are invested

Loan Interest Spread[14]	On Policy anniversary[15]	1.49% (effective annual rate, after rounding)	0.74% (effective annual rate, after rounding)

7 The first 12 transfers per Policy year are free.
8 We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to early payment of the death benefit. The discount factor is equal to the Applicable Federal Interest Rate or the Policy loan interest rate expressed in arrears, whichever is greater, (“discount factor”). For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.
9Cost of insurance rates are based on a number of factors including, but not limited to: each insured’s attained age, sex, underwriting class, the Policy’s specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
10We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
11This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
12The net amount at risk equals the death benefit on a Monthiversary divided by 1.0032737 minus the cash value on such Monthiversary.
13This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile underwriting class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

14The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account. We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary. We will also currently credit the amount in the loan collateral account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After the 10th Policy year, on all amounts you have borrowed, we currently credit interest to the part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Optional Rider Charges:[16]
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge[17]		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge[18]		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial Charge for a male[6] insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver Rider[19]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[20]		$0.39 per $1,000 of Policy’s net amount at risk per month[12]	$0.39 per $1,000 of Policy’s net amount at risk per month[12]
Minimum Charge[21]		$0.03 per $1,000 of Policy’s net amount at risk per month[12]	$0.03 per $1,000 of Policy’s net amount at risk per month[12]
Initial charge for a male[6] insured, issue age 30		$0.04 per $1,000 of Policy’s net amount at risk per month[12]	$0.04 per $1,000 of Policy’s net amount at risk per month[12]

16 Optional Rider cost of insurance charges are based on a number of factors, including, but not limited to: some combination of each insured’s issue age or attained age, sex and underwriting class, Policy year, and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your registered representative.
17 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
18 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
19 Disability Waiver charges are based on the insured’s issue age, sex and specified amount. The charges shown are for Base Policy only (no riders and benefits). You can obtain more information about these riders by contacting your registered representative.
20 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on an insured with the following characteristics: male, issue age 25. This minimum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Disability Waiver and Income Rider[22]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge[23]		$0.86 per $10 monthly rider units	$0.86 per $10 monthly rider units
Minimum Charge[24]		$0.20 per $10 monthly rider units	$0.20 per $10 monthly rider units
Initial charge for a male[6] insured, issue age 30		$0.23 per $10 monthly rider units	$0.23 per $10 monthly rider units
Children’s Insurance Rider[25]	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25th birthday (or the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider[26] (without Extra Ratings)[10] Maximum Charge[11] Minimum Charge[13]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 95

$24.85 per $1,000 of rider face amount per month	$21.12 per $1,000 of rider face amount per month
$0.06 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month
Initial Charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class	$0.12 per $1,000 of rider face amount per month	$0.12 per $1,000 of rider face amount per month

22 The charge for this rider is based on the insured’s issue age, sex and number of units of monthly disability income selected.
23 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
24 This minimum charge is based on an insured with the following characteristics: male, issue age 27. This minimum charge may also apply to insureds with other characteristics.
25 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
26 Rider cost of insurance charges are based on each other insured’s issue age, sex and underwriting class, Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the other insured.  The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your registered representative

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge[1]
Primary Insured Rider (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 90
Maximum Charge[27]		$18.46 per $1,000 of rider face amount per month	$14.91 per $1,000 of rider face amount per month
Minimum Charge[13]		$0.06 per $1,000 of rider face amount per month	$0.05 per $1,000 of rider face amount per month
Initial charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class		$0.12 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Primary Insured Plus Rider (without Extra Ratings)[10]	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 85

Maximum Charge	$13.54 per $1,000 of rider face amount per month[28]	$10.93 per $1,000 of rider face amount per month[29]
Minimum Charge	$0.08 per $1,000 of rider face amount per month[30]	$0.04 per $1,000 of rider face amount per month[31]
Initial charge for a male[6] insured, issue age 30, in the ultimate select non-tobacco use class	$0.12 per $1,000 of rider face amount per month	$0.06 per $1,000 of rider face amount per month

27 This maximum charge is based on an insured with the following characteristics: male, issue age 70, standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
28 This maximum charge is based on an insured with the following characteristics: male, issue age 75, standard tobacco use class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.
29 This maximum charge is based on an insured with the following characteristics: male, issue age 69, standard tobacco use class and the 16th Policy year. This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics: female, issue age 18, non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics: female, issue age 29, ultimate select non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

Range of Expenses for the Portfolios

The next table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the Policy. A complete list of the portfolio companies available under the Policy, including their annual expenses, may be found under “Appendix: Portfolio Companies Available  Under the Policy.”
.”

Annual Portfolio Expenses[1]	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.29%	2.86%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[2]	0.29%	1.68%

1 The portfolio operating expenses used to prepare this table were provided to Transamerica by the mutual fund companies. The operating expenses shown are those incurred for the year ended December 31, 2025 Current or future expenses may be greater or less than those shown.
2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio operating expenses through at least April 30, 2026.

Principal Risks Of Investing In The Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries. The Policy is not suitable as a short-term savings vehicle. The Policy may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs. A charge may be assessed on withdrawals. You may pay substantial charges if you surrender your Policy. See the section of this prospectus “Fee Tables” and refer to your Policy for charges assessed when taking cash withdrawals or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Advisory Fee Risk.

The Policy is or may be available through third party financial intermediaries who charge advisory fees for their services. This fee is in addition to contract fees and expenses if the policyowner elects to pay the advisory fee from his/her Policy. If the policyowner elects to pay advisory fees from their Policy, then this deduction: (i) will reduce the death benefits and other guaranteed benefits; (ii) may be subject to federal and state income taxes; and (iii) may be subject to a 10% federal penalty tax.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease. Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we credit your fixed account value with interest at a rate declared by us. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

Risks of Managing General Account Assets

The general account assets of Transamerica Life Insurance Company (“TLIC;” “Transamerica”; the “Company”) are used to support the payment of the death benefit under the Policies. To the extent that Transamerica is required to pay amounts in addition to the Policy’s subaccount value under the death benefit, such amounts will come from general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk and are also subject to the claims of Transamerica’s general creditors. Transamerica’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments

Federal tax laws may limit the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes. Please refer to the section in this prospectus entitled “Premiums” for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage. A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy. For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:
  Reduce your Policy’s specified amount.
  Reduce the death benefit proceeds paid to your beneficiary.
  Make your Policy more susceptible to lapsing.
  Trigger federal income taxes and possibly a penalty tax.
Cash withdrawals will reduce your cash value. Withdrawals, especially those taken during periods of poor investment performance by the subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these Policy benefits. For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Surrenders

If you surrender your Policy during the first 15 Policy years you will pay a surrender charge. The surrender charge may be significant. Federal income tax and/or a penalty tax may also apply. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding policy indebtedness. If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59½ or older. Note:  If you have not repaid a loan prior to surrender, the loan will be treated as a distribution upon surrender and taxed accordingly. Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note: You should consult with your own qualified tax professional to apply the law to your particular circumstances.

Portfolio Risks

You bear the risk of any decline in the Policy Value caused by the performance of the underlying fund portfolio held by the Subaccounts. A comprehensive discussion of the risks of each underlying fund portfolio may be found in each Portfolio Company’s prospectuses. There is no assurance that any portfolio will meet its investment objective. Please refer to these prospectuses for more information.

Insurance Company Insolvency

It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.

Cyber Security And Business Continuity Risks

Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data, and breaches of regulation may lead to a materially adverse effect on our administration of the Policy. We cannot assure you that interruptions, failures, or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. Also, our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes. Such events may impact the availability and capacity of our key personnel and may have a materially adverse effect on our administration of the Policy. See “Non-Principal Risks of Investing in the Policy” in the SAI for additional information.

Business Continuity

Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time
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Transamerica, the Separate Account, the Fixed Account and the Portfolios

Transamerica Life Insurance Company

Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.

We are engaged in the sale of life  insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc, and is licensed in the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands and all states except New York. We are a wholly owned indirect subsidiary of Transamerica corporation which conducts its business through subsidiary companies engaged primarily in the business of investment, insurance, and retirement solutions. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd, the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.

Financial Condition of the Company

We pay benefits under your Policy from our general account assets and/or from your cash Value held in the Separate Account. It is important that you understand that benefit payments are not assured and depend upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account. Your cash value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. For more information see "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account. Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it. For more information see “The Fixed Account.”

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all contractual obligations to our policyowners. We monitor reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain benefits of the variable insurance products that we offer to allocate premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance products.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance - as well as the financial statements of the separate account - are located in the Statement of Additional Information (SAI). The SAI is available at no charge by writing to our mailing address Transamerica Life Insurance Company, 6400 C St. SW, Cedar Rapids, Iowa 52499-0001  or by calling us at (800) 851-9777, or by visiting our website tlic.transamerica.com.  In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica’s ability to meet our obligations to our policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations  A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com), and S&P Global (www.standardandpoors.com).

The Separate Account

 Transamerica established the separate account as a separate investment account under Ohio law in 1985 and the separate account was re-domesticated to Iowa in 2014. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.
The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a mutual fund company. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.
Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:
●
Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
●
Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.
●
Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time in our discretion.
●
Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
●
Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
●
Establish additional separate accounts or subaccounts to invest in new portfolios of the mutual fund companies.
●
Manage the separate account at the direction of a committee.
●
Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
●
Change the investment objective of a subaccount.
●
Substitute, add, or delete underlying fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated mutual fund companies. (Underlying fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)
●
May be used to fund additional classes of variable life insurance policies through the separate account.

●
Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Transamerica's general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica has sole discretion over the investment of the fixed account's assets. Transamerica bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets.” Transamerica guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease although it will never be lower than a guaranteed minimum annual effective rate of 4%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or the monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

If you elect to have 3rd party advisory fees deducted from your Fixed Account, such deduction may reduce your Fixed Account value.

The Portfolio Companies

Information regarding each portfolio company, including (i) its name; (ii) its type (e.g., U.S. equity fund, international equity fund, bond fund, etc.); (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in an appendix to this prospectus. See “Appendix: Portfolio Companies Available Under the Policy.” Each fund has issued prospectuses that contain more detailed information about its portfolios, including a description of investment risks. You may obtain a free copy of the underlying fund portfolio prospectuses by contacting us at our administrative office at 1-800-851-9777 or visiting our website at tlic.transamerica.com. You should read the underlying fund portfolio prospectuses carefully.
Each portfolio company is an investment division of an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC. Each portfolio company's assets are held separate from the assets of the other portfolio companies, and each portfolio company has investment objectives and policies that are different from those of the other portfolio companies. Thus, each portfolio company operates independently, and the income or loss of one portfolio company has no effect on the investment performance of any other portfolio company.

Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolio companies  may not be available to residents of some states.

Certain portfolio companies may have investment objectives and policies similar to other portfolio companies that are managed by the same investment adviser or sub-adviser. The investment results of the portfolio companies, however, may be higher or lower than those of such other portfolio companies. We do not guarantee or make any representation that the investment results of the portfolio companies will be comparable to any other portfolio company, even those with the same investment adviser or manager.
Portfolio Companies with Managed Volatility Strategies. As described in more detail in the underlying fund portfolio company prospectuses, certain portfolio companies employ managed volatility strategies that are intended to reduce the portfolio company’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies. During rising markets, the hedging strategies employed to manage volatility could result in your Policy value rising less than would have been the case if you had been invested in a portfolio company with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on performance. On the other hand, investing in a portfolio company with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Policy value may decline less than would have been the case if you had not invested in portfolio companies with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the portfolio company’s optimal risk targets, and the portfolio company may not perform as expected.

Money Market Portfolio Companies. There can be no assurance that a money market portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on a money market portfolio may become extremely low and possibly negative. You could lose money by investing in a money market portfolio.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.
Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

 Addition, Deletion or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolio companies or portfolio company classes, close existing portfolio companies or portfolio company classes, or substitute portfolio company shares that are held by any subaccount for shares of a different portfolio company. New or substitute portfolio companies may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolio companies for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Selection Of The Portfolio Companies.

The portfolio companies offered through this product are selected by Transamerica. Transamerica may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio company or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenues We Receive.”). We review the portfolio companies periodically and may remove a portfolio company or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio company no longer satisfies one or more of the selection criteria, and/or if the portfolio company has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust portfolio companies at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolio companies, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolio companies including each portfolio company’s prospectus, statement of additional information and annual and semi-annual reports. Other sources, such as the portfolio company’s website, provide more current information including information about any regulatory actions or investigations relating to a mutual fund company or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.
The principal rights an owner may exercise are:
To designate or change beneficiaries before the death of the insured.

To receive amounts payable before the death of the insured.
To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
To change the owner of the Policy.
To change the specified amount or death benefit option type of the Policy.

Prior to issue, the owner must select either the Guideline Premium Tax Test or the Cash Value Accumulation Tax Test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

 Modifying the Policy
Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary. No registered representative may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:

	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
	To assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
	To reflect a change in the operation of the separate account; or
	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy (Note: This Policy is not available for new sales.)

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker‑dealer having a selling agreement with TCL (the principal underwriter for the Policy) and us. We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy for issue ages 0-45 is generally $50,000. It declines to $25,000 for issue ages 46-80.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

	The date of your application; or
	The date the insured completes all of the medical tests and examinations that we require.

Tax‑Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a "tax‑free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current Policy is subject to a Policy loan, you may also have to pay federal income tax on the exchange. Additionally, if you are under age 59½ then you also may be subject to a federal tax penalty equal to 10% of the taxable amount. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy this Policy through an exchange or otherwise.)

When Insurance Coverage Takes Effect

Except as provided in the conditional receipt (“Conditional Receipt”), if issued, or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company  at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed and have met all of the requirements in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the Conditional Receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:		The amounts applied for under all Conditional Receipts issued by us; or
		$500,000 of life insurance.

Subject to the conditions and limitations of the	
Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:

The date of application; or
The date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:



1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:		60 days from the date the application was signed;
		The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
		When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
		The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:		The Conditional Receipt is not valid unless:
			All blanks in the Conditional Receipt are completed; and
			The receipt is signed by an authorized Company representative.

Other limitations:		There is no Conditional Receipt coverage for riders or any additional benefits, if any, for which you may have applied.
		If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges. Coverage may begin earlier in Section 1035 exchange situation as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form. As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

The Policy has been approved for issue – even if approved other than as applied for - and accepted in writing by the proposed owner and either:
  The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or
  If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges may be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will commence and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or the record date if the Policy is backdated). Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the subaccounts and/or the fixed account as you specified in your application.  Please Note: Your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading, but no later than 4:00 p.m. Eastern Time. (If premium or a transaction request is received after 4 p.m. Eastern Time, we will process the requested transaction the next available day that the NYSE is open.)  This is true whether the requested transaction comes in via fax, wire or other electronic means, or by telephone.

Transaction Type:	Priced when received at our:
Payment by Check	Mailing Address, unless a different address appears on your Billing Coupon
Transfer Request	Administrative Office
Payment by Wire Transfer	Administrative Office
Electronic Credit and Debit Transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	Administrative Office
Backdating a Policy
If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application. Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.  Please Note:  State specific rules may apply to a request to backdate a policy. Please contact your registered representative for further information.

Cost of insurance charges are based in part on the age of the insured on the Policy date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Premiums
Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. If you do not provide instructions on how to allocate your net premium, we will allocate the net premium in accordance with your standing allocation instructions. If you do not have valid standing allocation instructions on file, we will not consider the premium payment as being in good order until we receive allocation instructions.

	Allocation percentages must be in whole numbers.

If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly.

	If you select asset rebalancing, the cash value of your Policy (if an existing Policy) or your minimum initial premium (if a new Policy) must be at least $5,000.

Currently, you may change the allocation instructions for additional premium payments without charge by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday ‑ Friday, between the hours of 7:00 a.m. – 6:00 p.m. Central Time. You may also change allocations through our web site at tlic.transamerica.com.

 Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.  The change will be effective as of the valuation date on which we receive the change request, in good order, at our administrative office or mailing address. Upon instructions from you, your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1% of a net premium payment. We reserve the right to charge $25 for each change of allocation in excess of one per Policy year quarter.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time).  If we receive a premium payment after the NYSE closes or on a day the NYSE is closed for trading, we will process the order using the subaccount value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts you have chosen. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See "Minimum Monthly Guarantee Premium" below.

Planned Periodic Payments
You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.
Even if you make your planned periodic payments on schedule, your Policy still may lapse. How long your Policy remains in force depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61‑day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.
The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the issue age, sex, underwriting class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, if any riders are added or terminated, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.
No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount, and minus any pro rata decrease charge) equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.  (Your initial minimum monthly guarantee premium is shown on your Policy schedule page. You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations & Payments

We will not allow the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (For more information regarding the Guideline Premium Test, please refer to the section entitled “Death Benefit” in this prospectus.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment, with interest, within 60 days after the end of the Policy year.  In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy. We encourage you to consult a qualified tax professional.

We may require premium payments to be at least $50 ($1,000 if by wire). If the payment mode is monthly direct deposit, we may require minimum payments of $100.00. We may return premiums less than the minimum.

Note: We reserve the right to reject any form of payment. We do not accept cash or money orders. Any unacceptable forms of payment will be returned.

  Wire Transfers. We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax‑Free Exchanges ("1035 Exchanges"). After receiving your initial premium and your Policy is issued, we will accept a part of or all of your subsequent premiums from one or more contracts insuring the same insured person that qualify for tax‑free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:		The death benefit, cash and loan benefits.
		Investment options, including premium allocations.
		Administration of elective options.
		The distribution of reports to owners.

Costs and expenses we incur:		Costs associated with processing and underwriting applications.
		Expenses of issuing and administering the Policy (including any Policy riders).
		Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
		Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:		That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
		That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.
Premium Charges

Before we allocate the net premium payments you make, we will deduct the following premium expense charge.

The premium expense charge is equal to:		6.0% of premiums during the first ten Policy years; and

	2.5% of premiums thereafter.

Note: Certain events (such as decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force. Premium expense charges will be based on the specified amount in force on the Base Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium taxes that we deduct may not be based on the state of residence of the policyowner.

The premium collection charge is equal to:		$3.00 per premium payment.
		We will not increase this charge.
Monthly Deductions

Monthly deductions will be withdrawn from each subaccount (and/or any available fixed account) in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay its portion of the monthly deductions then we will take the monthly deductions on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary).

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:		The monthly Policy charge for the Policy; plus
		The monthly cost of insurance charge for the Policy (including any surcharge associated with flat or table substandard ratings); plus
		The portion of the monthly deductions for any benefits provided by riders attached to the Policy; plus
		The pro rata decrease charge (if applicable) incurred as a result of a decrease in the specified amount.

Monthly Policy Charge:
		This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
		We guarantee this charge will never be more than $7.50 per month.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:

1.
Divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

	2.	Subtract the cash value on the Monthiversary.
	3.	Multiply the appropriate monthly cost of insurance rate for the Policy.

Optional Insurance Riders:

The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the appropriate monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: the insured's attained age on the Policy date, sex, underwriting class, and the length of time that the Policy has been in force.  Cost of insurance rates generally will increase each year with the age of the insured. The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount). Monthly cost of insurance rates may change from time to time. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tobacco and Non-Tobacco Tables (“1980 C.S.O. Tables”) and the insured's attained age, sex, and underwriting.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes. We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain policies on a simplified, guaranteed issue or expedited basis. Cost of insurance rates for any policies issued on a simplified, guaranteed issue or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders and for any increase in rider face amount are determined in the same manner used to determine the Base Policy’s cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy without riders.
Mortality and Expense Risk Charge

We deduct a daily charge from your cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

	The value of each subaccount; multiplied by
	The daily pro rata portion of the annual mortality and expense risk charge rate.
Currently, the annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount. We may reduce this charge to 0.75% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 15th Policy year to surrender your Policy.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

●	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
●	Investment performance is low.

The surrender charge is equal to:		The surrender charge per $1,000 of specified amount (varies by issue age, sex and underwriting class on the Policy date); multiplied by
		The number of thousands of specified amount as it is stated in the Policy; multiplied by
		The surrender charge factor.

The surrender charge per thousand applies to each $1,000 of specified amount, using the rates found in Appendix A of this prospectus.

The surrender charge factor varies by the insured's issue age on the Policy date and number of years the Policy has been in force, but if the Policy has lapsed and been reinstated, the surrender charge is based on the amount of time that the Policy has been in force with no credit for periods of lapse. In no event are the surrender charge factors any greater than those shown in Appendix A-1.
Please see “Surrender Charge Factors” in Appendix A-1.
Pro Rata Decrease Charge

If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value.

The pro rata decrease charge is equal to:		The surrender charge per $1,000 of specified amount (varies by issue age, sex and underwriting class on the Policy date); multiplied by
		The number of thousands of specified amount decreased; multiplied by
		The surrender charge factor applicable at the time of the decrease. (See Appendix A.)

We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

	A change in the death benefit option; or
	A cash withdrawal (when you select death benefit Option A).

If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.
Transfer Charge

We currently allow you to make 12 transfers each Policy year free of charge. Except as listed below, we charge $25 for each additional transfer. We deduct the transfer charge from the amount being transferred. We will not increase this charge.

	For purposes of assessing this transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
	Transfers resulting from loans or the exercise of conversion rights currently are not treated as transfers for the purpose of assessing this charge.
	Transfers via the Internet are not treated as transfers for the purpose of assessing this charge.
	Transfers among the ProFunds are not treated as transfers for the purpose of assessing this charge.
	Transfers under dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of assessing this charge.
Loan Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate, after rounding) on each Policy anniversary. We also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (in arrears) (4.0% guaranteed minimum). After offsetting the 4.75% interest we credit, the net cost of standard loans currently is 0.74% annually, after rounding (1.49% maximum guaranteed, after rounding). After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan interest rate credited is 5.49% effective annually, after rounding, and is not guaranteed.

Change in Net Premium Allocation Charge

We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change every three months in your allocation schedule. We will notify you if we decide to impose this charge.

Cash Withdrawal Charge

After the first Policy year, you may take one cash withdrawal per Policy year if your net surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.
Rider Charges

The following charges apply if you elect any of the Riders available under your Policy as noted below. (See “Supplemental Benefits (Riders)”). We recommend that you contact your tax professional about the tax implication of the riders.


Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider, however, if the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount rate is based on the Applicable Federal Interest Rate or the Policy loan interest rate, whichever is greater. For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.


Primary Insured Rider (“PIR”) and Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, sex and underwriting class, the Policy year and the rider face amount. Charges generally will increase each year with the age of the insured.


Other Insured Rider.  We assess a cost of insurance charge based on each other insured’s issue age, sex and underwriting class, Policy year and the rider face amount. Charges generally will increase each year with the age of the insured.

	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.

Accidental Death Benefit Rider.  We assess a cost of insurance charge based on the primary insured’s attained age and rider face amount. Charges generally will increase each year with the age of the insured.


Disability Waiver Rider. We assess a rider charge based on the primary insured’s issue age, sex and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.


Disability Waiver and Income Rider. We assess a rider charge based on the primary insured’s issue age, sex and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

Portfolio Company Expenses

The value of each subaccount will reflect the fees and expenses paid and received by the corresponding portfolio company – including, but not limited to – operating expenses and any 12b-1 fees. Under certain circumstances, the board of directors of a government money market portfolio company would have the discretion to impose a liquidity fee on redemptions from the money market portfolio company and to implement a redemption gate that would temporarily suspend redemptions from the underlying fund. Accordingly, we reserve the right to implement, administer and charge you for any such fee or restriction that may be imposed by the government money market portfolio companies. This could possibly cause you to lose money on your underlying fund redemption.

Please see the portfolio company prospectuses for more detailed information about the portfolio companies.

Revenues We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates  in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in offering and selling our variable insurance products.

These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

Rule 12b-1 Fees.  We, and/or our affiliate, Transamerica Capital, LLC (“TCL”), which is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment choices under our variable insurance products. Any 12b-1 fees received by TCL that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.25% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios’ assets. Policy Owners, through their indirect investment in the underlying fund portfolios, bear the costs of 12b-1 fees (see the prospectuses for the underlying fund portfolios for more information).

Administrative, Marketing and Support Service Fees (“Support Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolio companies may make payments to us and/or our affiliates, including TCL. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted underlying portfolio assets. Therefore the  policyowners, through their indirect investment in the portfolios, bear the costs of these fees. (See the prospectuses for the underlying fund portfolios for more information.)

The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts of payments may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica and TCL

Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
Alliance Bernstein	0.25%	Franklin Templeton	0.35%
		ProFunds	0.50%

*Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us. We, and/or TCL, may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

***We receive this percentage from Fidelity Variable Insurance Products Funds once $100 million in fund shares are held by the subaccounts of Transamerica and its affiliates.

Other Payments. TCL also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying fund portfolios (or their affiliates):
  may each directly or indirectly pay TCL conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCL’s wholesalers at TCL’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCL’s wholesalers and/or other TCL employees.
  may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies.
  may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2025, TCL and its affiliates received revenue sharing payments from asset managers including Alliance Bernstein; Blackrock; Fidelity; First Trust; Goldman Sachs; Great Lakes Advisors; Janus Henderson; JP Morgan Asset Management; Kayne Anderson Capital Advisors; Madison Investments; Milliman; Morgan Stanley Investment Management; NASDAQ; PGIM QS; Pinebridge Investments; Raymond James Investment Management/Clarivest Asset Management; Systematic Financial; T. Rowe Price; TSW; Wellington Management Company; and Westfield Capital in the amount of $690,000.00 to participate in TCL sponsored events.

During 2025, in general, payments calculated as a percentage of sales ranged from 8 basis point (0.08%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 16 basis points (0.16%), and flat annual fees ranged from $3,000.00 to $655,299.95 (calculated after revenue sharing offsets for sales), which included at times payments for a series of meetings and/or events of other broker-dealers and banks.

As of December 31, 2025, TCL had revenue sharing agreements with more than 71 broker dealers and other financial intermediaries including, without limitation:  Ameriprise Financial Services, Inc.; Advisor Group, Inc./Osaic, Inc. (Osaic Wealth, Inc., SagePoint,  Securities America, Triad, American Portfolios, and Osaic Institutions); Atria Wealth Solutions, Inc. (Cadaret Grant & Co., CUSO Financial, Grove Point Investments, Next Financial, SCF Securities, and Western International Securities, Inc.);  Cambridge Investment Research; Centaurus Financial, Inc.; Aretec Group, Inc./Cetera Financial Group, Inc. (Avantax Insurance Agency, Cetera Advisors, LLC, Cetera Advisor Networks, LLC, Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Wealth Services,); CFD Investments Inc.; Charles Schwab; Citigroup Global Markets, Inc.; Clear Financial; Commonwealth Financial Network; Community America Financial Solutions LLC/Copper Financial; D.A. Davidson & Co., Inc.; Edward Jones; EF Legacy Securities; Equitable Advisors, LLC; Equity Services, Inc.; Financial Data Services, Inc.; First Trust; Geneos Wealth Management; Great West Financial; Hantz Financial Services, Inc.; Hornor Townsend & Kent Inc.; Independent Financial Group, LLC; Janney Montgomery Scott; J.P. Morgan Securities LLC; Kestra Investment Services; Lincoln Investment; Lion Street Financial; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; Nations Financial Group Inc.; OneAmerica Securities Inc.; Oppenheimer & Co.; Park Avenue Securities; Pershing LLC; Principal Connectivity; PNC Investments; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Capital Markets; Stifel Nicolaus & Company Inc.; Trinity Wealth Securities LLC; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; and Wells Fargo Advisors, LLC.

For the calendar year ended December 31, 2025, TCL paid approximately $41 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCL expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2026, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

Please Note: Some of the aforementioned advisers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the Funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the fund portfolios.

Compensation To Broker-Dealers Selling The Policies
The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCL as principal underwriter for the Policies. We pay commissions through TCL to the selling firms for their sales of the Policies.
A limited number of affiliated and unaffiliated broker-dealers, including Transamerica Financial Advisors, LLC (“TFA”), may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.
The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. We will pay trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000.

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), Transamerica , TFA, TCL, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sold you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firm, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.
Special Compensation for Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCL and pays the cost of TCL’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.
Transamerica’s  main distribution channel is TFA, an affiliate, which sells Transamerica  products. Transamerica  covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and Transamerica  is compensated by TFA for these expenses based on TFA’s usage. In addition, Transamerica  and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.
Sales representatives and their supervisors at certain affiliated firms may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s  conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing, and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, supervisors and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies. For example, certain sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon Ltd. (Transamerica’s  ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by the representatives may be matched by the firm. Certain sales representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon Ltd.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.
These special compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same for all selling firms and may be based on past sales of the Policies or other criteria. Overrides were offered for certain products as incentives to our affiliate, TFA.

Transfers

You or your authorized representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:


Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greater of 25% of the amount in the fixed account, or the amount transferred out the previous Policy year. However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See “Fixed Account Transfers.”


Currently we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.


You may request transfers in writing (in a form we accept) to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (tlic.transamerica.com.
 Please Note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

	There is no minimum amount that must be transferred.
	There is no minimum amount that must remain in a subaccount after a transfer.
	Except as listed below, we may deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year:
1. We consider all transfers made in any one day to be a single transfer.
2. Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
3. Transfers among the ProFunds subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
4. Transfers under asset rebalancing and dollar cost averaging currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

Market Timing And Disruptive Trading
The market timing policy and the related procedures (discussed below) do not apply to the ProFunds subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below and they may have a greater risk than other portfolios of suffering the harmful effects of market timing and disruptive trading.

Statement of Policy. This variable insurance Policy was not designed to facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include:

  Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);
  An adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and
  Increased brokerage and administrative expenses.
These risks and costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading.

We may impose other restrictions on transfers, or even prohibit transfers for any policyowner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller underlying fund portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.

Please Note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
  impose redemption fees on transfers; or
  expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
  provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our General may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of preventative restrictions (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before we detect it and take steps to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests from policyowners or persons acting on behalf of policyowners for compliance with , nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios. that would be affected by the transfers.

Policyowners should be aware that We are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to. We may be required to  restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Please read the underlying fund’s prospectus for information about restrictions on transfers.

Omnibus Orders. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity contracts or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone, Fax and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1‑800‑851‑9777, Monday ‑ Friday, between the hours of 7:00 a.m. – 6:00 p.m. Central Time, or fax your instructions to our subaccount transfer fax number at 1-727-299-1648 (for all other fax requests, please use 1-727‑299‑1620). You also may request transfers electronically through our website, tlic.transamerica.com. Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you have selected for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

●
We will employ reasonable procedures to confirm that instructions are genuine.
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If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
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If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
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Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
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We may also require that you send us the telephone, Internet or fax transfer order in writing.

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If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
●
We will not be responsible for same day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
●
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and electronic transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative’s or Transamerica's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your user ID and password because self-service options will be available to your authorized representative and to anyone who provides your identifying information. We will not be able to verify that the person providing instructions online is you or someone authorized by you. Note: your requests that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a request after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All requests must be submitted in good order to avoid a delay in processing your request.
Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you at the time of your transfer. We also reserve the right to limit the maximum amount you may transfer from the fixed account each year to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year.

These current restrictions do not apply if you have selected dollar cost averaging. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions), at our mailing address (for written correspondence), or electronically through our website. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive written notice.
Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account without a transfer charge. We must receive your request to transfer the subaccount value to the fixed account in good order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica BlackRock Government Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the Policy date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:		You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed form, signed by the owner requesting dollar cost averaging.
		You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.

	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:		We receive, in good order, at our mailing address (or by facsimile, or by telephone to our administrative office) a request to discontinue participation from you or your authorized representative.
		The value in the accounts from which we make the transfers is depleted.
		You elect to participate in the asset rebalancing program.
		You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must sign and submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program. We make no guarantee that asset rebalancing will result in a profit or protect you from a loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi‑annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	
You must submit to us, in good order, in writing to our mailing address (or by facsimile or telephone to our administrative office), a completed asset rebalancing request form signed by the owner before the maturity date.

		You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:		You elect to participate in the dollar cost averaging program.

	We receive, in good order, at our mailing address (or by facsimile or telephone at our administrative office), a request to discontinue participation by you or your authorized representative.
	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re‑enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.
Third Party Asset Allocation Services

We do not offer any asset allocation programs or any allocation models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the registered representative/agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are described in the section entitled “Transfers – Disruptive Trading and Market Timing,” are intended (1) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolio of Transamerica.

Note:
  If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals.

    Periodic  withdrawals to pay advisory fees will not incur a surrender charge unless they result in full surrender of the policy.
    Each withdrawal will reduce death benefits and other guaranteed benefits.
    Your advisory fees are calculated as  a percentage of your subaccount value. We will deduct the fees pro-rata from the subaccounts, unless directed to deduct the fees from the Fixed Account.
    Transamerica’s authorization will remain in effect until revoked by you with a written notice received at the Administrative Office of Transamerica Life Insurance Company.
    The policyowner and the Advisor agree that the Policy shall be solely responsible for the payment of the fee and that neither the policyowner nor Transamerica Life Insurance Company shall have any liability whatsoever for payment of the fee. The fee will be deducted from the assets of the Policy and forwarded by Transamerica Life Insurance Company to the Advisor as instructed.
    Given the significant effect such deductions could have on Policy benefits, policyowners are encouraged to discuss with their financial professionals the impact of deducting Advisory Fees from their Policy Value prior to making any election.

  Policy Values

  Your cash value:

	Is determined on the Policy date and on each valuation date.
	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
	Serves as the starting point for calculating values under a Policy.

  Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

	Has no guaranteed minimum amount and may be more or less than premiums paid.
  Net Surrender Value

  The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address. You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation date equals:		The cash value as of such date; minus
		Any surrender charge as of such date; minus
		Any outstanding Policy loan amount(s); plus
		Any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.
  Subaccount Value

  The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.  (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:		The initial units purchased at unit value on the Policy date; plus
		Units purchased with additional net premium(s); plus

	Units purchased due to a loan repayment; minus

	Units purchased through transfers from another subaccount or the fixed account; minus
	Units redeemed to pay for monthly deductions; minus
	Units redeemed to pay for cash withdrawals; minus
	Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus
	Units redeemed to pay pro rata decrease, cash withdrawal and transfer charges; minus
	Units redeemed due to any refund of premiums allocated to that subaccount.

  Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.

  Subaccount Unit Value

  The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	
  The total value of the portfolio shares held in the
  subaccount, including the value of any dividends
  or capital gains distribution declared and reinvested
  by the portfolio during the valuation period. This
  value is determined by multiplying the number of
  portfolio shares owned by the subaccount by the
  portfolio’s net asset value per share determined at the end of the valuation period; minus

		A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
		The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
		The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

  The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.
  Fixed Account Value

  On the Policy date, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any valuation period is equal to:		The sum of net premiums allocated to the fixed account; plus
		Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus

	Total interest credited to the fixed account; minus
	Amounts charged to pay for monthly deductions; minus
	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals, transfer charges, or any other fees and charges; minus
	Amounts transferred from the fixed account to a subaccount (including amounts transferred from the loan reserve account); minus
	Any refund of premium allocated to the fixed account.

  Standard Death Benefits
  Death Benefit Proceeds
  We will determine the amount of the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the insured’s death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need.  We may pay interest on the Death Benefit from the date of death to the date of payment. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The final death benefit payment is equal to:		The amount determined based on the death benefit option that you select (described below); minus
		Any monthly deductions due during the grace period (if applicable); minus
		Any outstanding loan amount; plus
		Any additional insurance in force provided by rider; plus
		Any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

  We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

  Death Benefit Options

  The Policy offers three death benefit options – Option A, Option B and Option C. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer. This is an important decision. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death adjusted as shown above.

  The Policy is intended to qualify under Section 7702 of the Internal Revenue Code, as a life insurance policy for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to assess such qualification, regardless of any language to the contrary.

  To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase. Adjustments will be reflected in the monthly deductions.

  Option A

The death benefit equals the greatest of:		The specified amount; or

	A specified percentage called the "limitation percentage" as shown on your Policy’s schedule page, multiplied by the cash value on the insured's date of death; or
		The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
  Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.
  The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age	Limitation Percentage

40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

  If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor."  An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

  Option A Example. Assume that the insured's attained age is under 40, and that there are no outstanding loans. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits.  However, because the death benefit must be equal to or be greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. (The figure $20,000 is derived by solving for cash value in the following calculation: $50,000 = 2.5 times the cash value.) Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

  Similarly, as long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

  Option B

The death benefit equals the greatest of:		The specified amount plus the cash value on the insured's date of death; or
		The limitation percentage, as shown on your Policy’s schedule page; multiplied by the cash value on the insured's date of death; or
		The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

  Under Option B, the death benefit always varies as the cash value varies.

  Option B Example. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value.  Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. (The figure of $33,333 is derived by solving for cash value in the calculation 2.5 multiplied by cash value = $50,000 plus cash value: 2.5 multiplied by $33,333 = $50,000 plus $33,333.)  Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

  Similarly, any time the cash value exceeds $33,333, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

  Option C

The death benefit equals the greatest of:		The death benefit under Option A; or
		The specified amount, multiplied by an age based “factor” equal to the lesser of:
 1.0 or
 0.04 multiplied by (95 minus insured's attained age at death) (the “factor” will never be less than zero);
plus the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

  Under Option C, the death benefit varies with the cash value and the insured's attained age.

  Option C – Three Examples.

1.
  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $12,000 will have a death benefit of $52,000 {$50,000 x the minimum of (1.0 and (0.04 x (95-75))) + $12,000}. The death benefit, however, must be at least 105% of cash value as shown in the limitation percentage table above.

2.
  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $50,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $50,000, since the calculation of $50,000 times the minimum of {1.0 and (0.04 x (95-75))} plus $9,000 is less than the specified amount.

3.
  Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of {1.0 and (0.04 x (95-age))} is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

  Effect of Cash Withdrawals for Third Party Advisory Fees

  For Policyowners that elect to pay third party advisory fees from the policy value, the advisory fees will be funded by policy withdrawals. Policy withdrawals reduce the Death Benefit, as shown in the following examples

  In the following examples, assume that:
    Policyholder is age 50 and has a specified amount of $250,000,
    Policy value is $50,000, and
    Policyholder has just received a bill for an advisory fee of $1,000.

                                  Example for the impact on a Death Benefit Option Type A:
    $1000 is withdrawn from the policy value and is applied to pay the advisory fee.
    Policy value after withdrawal =  $50,000 – $1,000  =  $49,000.
    Death Benefit before withdrawal  =  $250,000.
    Death Benefit after withdrawal = $250,000 - $1,000  =  $249,000.

  Example for the impact on a Death Benefit Option Type B:
    $1000 is withdrawn from the policy value and is applied to pay the advisory fee.
    Policy value after withdrawal =  $50,000 – $1,000  =  $49,000.
    Death Benefit before withdrawal  =  $250,000 + $50,000  = $300,000.
    Death Benefit after withdrawal = ($250,000+$50,000) - $1,000  =  $299,000.

  Example for the impact on a Death Benefit Option Type C:
    $1000 is withdrawn from the policy value and is applied to pay the advisory fee.
    Policy value after withdrawal =  $50,000 – $1,000  =  $49,000.
    Death Benefit before withdrawal = $250,000.
    Death Benefit after withdrawal = $250,000 - $1,000  =  $249,000.

                  Riders and their benefits are not impacted by advisory fee deductions.
  Effect of Cash Withdrawals on the Death Benefit

  If Option A is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

  Choosing Death Benefit Options

  You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy by default. Altering your contract in any way may have tax implications.

  You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter. For more information, please consult your tax professional.
  Changing the Death Benefit Option

  After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount. We will notify you of the new specified amount.

  Changes to the Death Benefit Option are subject to the following:


  You must send your written request, in good order, to our mailing address or fax it to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
	There may be adverse federal tax consequences. You should consult a tax professional before changing your Policy's death benefit option.
  Decreasing the Specified Amount

  You may decrease the specified amount once each Policy year, at any time after the third Policy year. A decrease in the specified amount may affect your cost of insurance charge, your Guideline Premium Test limitation, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse guarantee. A change in specified amount may affect the Policy’s qualification test as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702A and may have adverse federal tax consequences.

  You should consult a tax professional before decreasing your Policy’s specified amount.

Conditions for decreasing the specified amount:		You must send your written request, in good order, to our mailing address or you may fax it to us at 1-727-299-1620.

	Decreases are allowed only after the third Policy year.
	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page.
	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
	We may limit the amount of the decrease to no more than 20% of the specified amount.
	A decrease in specified amount will take effect on the Monthiversary on or next following the date we receive your written request, in good order, at our mailing address.
	We will assess a pro rata decrease charge against the cash value if you request a decrease in your specified amount within the first 15 Policy years.
  No Increases in the Specified Amount

  We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR or PIR Plus) or purchase an additional policy(ies) naming the same owner.
  Payment Options

  There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in this prospectus.

  Surrenders and Cash Withdrawals

  Surrenders

  You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You also may fax your request to our administrative office at 1-727-299-1620. We may require an original signature with such request. Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address or a fax request at our administrative office after the NYSE closes or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

  The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years.
  Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option. A surrender may have tax consequences. For more information on tax consequences, please refer to the section entitled "Federal Income Tax Considerations" in this prospectus.

  Cash Withdrawals

  After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:	
  You must send your written cash withdrawal request with an original signature, in good order, to our mailing address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	We reserve the right to limit the number of withdrawals to one cash withdrawal per Policy year.
	We may limit the amount you can withdraw to a minimum of $500, and to no more than 10% of the net surrender value. The remaining net surrender value after the cash withdrawal must be at least $500.
	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.

  You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order.
	We will deduct a processing fee equal of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.

  A withdrawal from the Transamerica BlackRock Government Money Market VP portfolio or the ProFund VP Government Money Market fund may be subject to a redemption fee. This could possibly cause you to lose money on your fund redemption.

	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	A cash withdrawal may have tax consequences.


  Your requests for a cash withdrawal that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the withdrawal request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

  A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. You also may have to pay higher minimum monthly guarantee premiums. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

  When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our administrative office or our mailing address.
  Canceling a Policy (Note: This Policy is not available for new sales.)

  You may cancel the Policy for a refund during the free look period by returning it, with a written request to cancel the Policy, to our mailing address. You may also fax your request to our administrative office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.)  The free look period generally expires 10 days after you receive the Policy, but in some states you may have more than 10 days.  If you decide to cancel the Policy during the free look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the written request (with the owner’s signature) and returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office). Note: Canceling a Policy after a 1035 Exchange could have tax consequences as any gain from the old policy will generally be recognized.
  If your state requires us to allocate premium according to a Policyowner’s instructions during the free look period, then the amount of the refund will be the sum of:


  The difference between the premiums paid and the amounts allocated to any accounts under the Policy on the date the written request and Policy are received, in good order, at our mailing address (or a fax request and page 3 of the Policy are received at our administrative Office); plus

	The total amounts of monthly deductions made and any other charges imposed on amounts allocated to the accounts; plus
	The value of the amounts allocated to the accounts on the date we or our agent received the returned Policy.

  If state law prohibits the calculation above, or requires us to refund all of the initial premiums, the refund will be the total of all premiums paid for this Policy. Please Note: If you have submitted a recent check or draft, we have the right to defer payment of the refund until such check or draft has been honored.

  Signature Guarantees

  Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

  As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

●	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
●	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.
●
  Any disbursement request when Transamerica has been directed to send proceeds to a different address from the address of record for that owner's account.  Please Note: This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

●	Any financial transaction where the owner’s signature on a request submitted does not match the signature in our files.

  An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

●	National and state banks.
●	Savings banks and savings and loan associations.
●	Securities brokers and dealers.
●	Credit unions.

  The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

  A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

  Loans

  General. After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See "Federal Income Tax Considerations."

Policy loans are subject to		We may require you to borrow at least $500.
certain conditions:		The maximum amount you may borrow is 90% of the cash value, minus any surrender charge and minus any outstanding loan amount.

  When you take a loan, we will withdraw an amount equal to the requested loan (plus interest in advance until the next Policy anniversary) from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account. The loan reserve account is part of our fixed account.

  We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax or at our administrative office. We may postpone payment of loans under certain conditions.

  You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1‑800‑851‑9777, Monday ‑ Friday, between the hours of 7:00 a.m. – 6:00 p.m. Central Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

  If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If your loan request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

  Your requests for a loan that are received at our mailing address (or faxed to our administrative office per the above instructions) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a written request at our mailing address (or a fax request at our administrative office) after the NYSE closes, or on a day the NYSE is closed for trading, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All loan requests must be submitted in good order to avoid a delay in processing your request.

  You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received. You also may call us at 1-800-851-9777 to request a manual draft to be applied to a loan repayment or to pay off the loan.

  At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve account. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.
  Loan Interest Spread

  The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account. We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary. We will also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).
  Loan Reserve Account Interest Rate Credited

  We will credit the amount in the loan reserve account with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

	We currently credit interest at an effective annual rate of 4.75% in arrears on amounts you borrow during the first ten Policy years.


  After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to the part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75% in arrears.

  Effect of Policy Loans

  A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan plus interest charged in advance until the next Policy anniversary. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on any unloaned portion of the cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

  We also currently charge interest on Policy loans at an annual interest rate of 5.2% in advance. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

  There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax professional before taking out a Policy loan.

  We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

  Policy Lapse and Reinstatement

  Lapse

  Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once your no lapse period ends, or if the no lapse  guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day.  Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

  If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address according to our records and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice.  This 61‑day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

  Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount. If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments. The payments needed to reinstate the Policy will depend on whether the no lapse date has passed. Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

  No Lapse Guarantee

  As noted above, the Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deductions, the Policy will not lapse as long as the no lapse guarantee is in effect. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect. If the no lapse guarantee is not in effect and the Policy is still in force, it can be restored by paying, at any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date		For issue ages 0‑60, the no lapse date is the lesser of 20 years or until the insured’s attained age is 65.
		For issue ages 61‑80, the no lapse date is the fifth Policy anniversary.
		The no lapse date is specified in your Policy.

Keeping the no lapse guarantee in effect:		The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
		You must pay total premiums (minus cash withdrawals, any outstanding loan amounts, and any pro rata decrease charge) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of changes on minimum monthly guarantee premium:	●
  We will recalculate the amount of the minimum monthly guarantee premium if, while the no lapse guarantee is in effect, you change death benefit options, decrease the specified amount, or if supplemental benefits riders are added, terminated, reduced or increased.

●
  Depending on the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force and/or to keep the no lapse guarantee in effect. We normally will not extend the length of the no lapse guarantee.

  You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect for each month from the Policy Date up to and including the current month. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse guarantee.

  See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.
   Reinstatement

  We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy, we will require all of the following:


  Submit a written application for reinstatement to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

	Submit the insured’s written consent to reinstate.
	Provide evidence of insurability satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy.
	Make a minimum premium payment as follows:

  If the no lapse period has expired, then the policyowner must pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above surrender charges that would apply at the time of reinstatement.


  If the no lapse period has not expired, the required premium will be the lesser of the premium described above, or the total minimum monthly guarantee premium from policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of withdrawals, outstanding loans, accrued loan interest, and decrease charges.

  The cash value of the loan reserve account on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge that we would assess if you were to surrender the Policy. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loans plus any accrued interest at the time your Policy lapsed).

  Federal Income Tax Considerations

  The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax professionals for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.
  Tax Status of the Policy

  A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

  It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

  In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area. We believe that the Policy does not give you investment control over separate account assets.

  In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

  The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

  Tax Treatment of Policy Benefits
  In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit. Any increase in cash value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax professional should be consulted on these consequences.

  Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution.  When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly. If you elect to pay third party advisory fees from your contract value, then this deduction may: (i) reduce the death benefits and other guaranteed benefits; (ii) be subject to federal and state income taxes; and (iii) be subject to a 10% federal penalty tax.

  Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Changes that would cause a contract to enter a new seven-year test period include but are not limited to, an increase in the death benefit that is not the result of a premium necessary to keep the Policy in-force. Additionally, a reduction in benefits during a seven-year test period could cause a Policy to become a MEC. All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

  Upon issue of your Policy, we will notify you as to whether your Policy is classified as a MEC based on the initial premium we receive. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified and we will not apply the premium. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

  Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:


  All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax‑free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments.  When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


  Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.


  A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.


  If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions made within two years before a contract becomes a MEC are treated as made from a MEC.

  Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy.  However, certain distributions, which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years, may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

  Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

  Deductibility of Policy Loan Interest. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

  Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made reduced by a withdrawal or distribution from the Policy that are tax-free.

  Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at the amount specified by the IRS during the taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding. You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.

  Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance companies used in split‑dollar arrangements. The IRS recently issued guidance regarding concerns in the use of life insurance in employee welfare plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. In addition, Section 101(j) of the Internal Revenue Code imposes notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and requires additional tax reporting requirements.

  Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

  Terminal Illness Accelerated Death Benefit Rider. We believe that the single‑sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single‑sum payment.

  Sales of Issued Life Insurance Policies to Third Parties. If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale. The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.

  Other Tax Considerations.  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation‑skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation‑skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a  qualified tax professional regarding ERISA.

  Please Note:


  Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non-U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are beneficial owners of the policies. Additional withholding of U.S. tax may be imposed if such documentation is not provided. In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements (“IGA’s”) with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica and the foreign governments regarding purchases of life insurance and annuities by their respective citizens. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.


  In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes. These provisions were modified again in December 2017 by H.R. 1 (formerly known as the Tax Cuts and Jobs Act). The estate and gift tax unified credit basic exclusion amount increases to $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses possible transfer taxation of the Policy and its benefits and your needs and those of your beneficiaries under all possible scenarios.

  Other Policy Information

  Settlement Options

  If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

  Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

  Under any settlement option, the dollar amount of each payment will depend on:

●	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
●	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%).
●	The mortality tables we use.
●	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	●	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	●	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	●	Only for the life of the payee, at the end of which payments will end; or
	●	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or

	●	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated	●	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
Survivor (Joint and Survivor)	●	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	●	All payments will cease upon the death of the co-payee.
  Benefits at Maturity

  If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

  If your Policy was issued before May 1, 1999, and you send a written request to our mailing address, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We must agree to the extension.

  If your Policy was issued on or after May 1, 1999, and you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our mailing address, for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

1.
  If you had previously selected death benefit Option B or C, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.
  We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

  If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

  The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

  Payments We Make

  We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in good order) at our mailing address. However, we can postpone such payments if any of the following occur:

●	The NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted.
●	The SEC permits, by an order, the postponement for the protection of policyowners.
●	An emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

  In addition, pursuant to SEC rules, if the Transamerica BlackRock Government Money Market VP portfolio or the ProFund VP Government Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio or as a result of portfolio liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica BlackRock Government Money Market VP subaccount or the ProFund VP Government Money Market subaccount until the portfolio pays redemption proceeds.

  If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

  If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

  Split Dollar Arrangements

  You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

  For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer will receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

  No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address in good order. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

  The Sarbanes-Oxley Act  (the “Act”) was enacted in 2002. The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

  Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

  In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax professional for guidance.

  Policy Termination

  Your Policy will terminate and all benefits under it will cease on the earliest of the following:
	The date the Policy matures.
	The date the Policy lapses.
	The date we receive (in good order) your written request to surrender or terminate; or
	The date of the insured’s death.
  Assignment of the Policy

  You may assign your Policy by filing a written request with us. We will not be bound by any assignment until we record it in our records. Unless otherwise specified by you, the assignment will then take effect on the date this assignment form is received in good order by the Company and accepted at our administrative office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment. To terminate the assignment, we will need a release of assignment form dated and completed by the assignee. If a corporation, we require a corporate resolution noting the authorized person(s). Assignments may have tax consequences. Consult your qualified tax professional for guidance.

  Other Benefits Under The Policy
  In addition to the standard death benefits associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each optional benefit included in the table may be found in the Fee Tables.

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Primary Insured Rider and Primary Insured Rider Plus	Provides term coverage on primary insured on a different basis than under the base Policy.	Optional	Available for insureds ages 0-80 Minimum specified amount: $25,000 The PIR terminates when the insured reaches attained age 90, and the PIR Plus terminates when the insured reaches attained age 85

Other Insured Rider	Provides coverage on primary insured’s spouse or dependent child.	Optional
    Available for insureds ages 0-70
    Non-spouse coverage dependent on state law
    Minimum specified amount: $10,000
    Maximum specified amount: Lesser of $500,000 or Policy specified amount
    One insured per rider
    Maximum of 5 riders per Policy
    No coverage beyond age 95

Children’s Insurance Rider	Provides coverage on primary insured’s children.	Optional	Available for insureds ages 15 days to 18 years Minimum specified amount: $2,000 Maximum specified amount: $10,000 No coverage beyond age 25
Accidental Death Benefit Rider	Provides additional coverage on primary insured in the event of death due to accidental bodily injury.	Optional	Available for insureds ages 15-59 Minimum specified amount: $10,000 Maximum specified amount: Lesser of $150,000 or 150% of Policy specified amount No coverage beyond age 70
Disability Waiver Rider	Provides waiver of monthly deductions to help keep the Policy in force while primary insured is totally disabled.	Optional	Available for insureds ages 15-55 Waiver subject to time limitations Lapse possible while waiver in effect No coverage beyond age 60 unless totally disabled
Disability Waiver and Income Rider	Provides waiver of monthly deductions to help keep the Policy in force while primary insured is totally disabled and adds a monthly income benefit.	Optional
    Available for insureds ages 15-55
    Income limited to 120 months
    Lapse possible while waiver in effect
    Minimum Income is $10 and the maximum is the lesser of 0.2% of your specified amount or $300 per month
    No coverage beyond age 60 unless totally disabled

Terminal Illness Accelerated Death Benefit Rider	Pays all or a portion of the death benefit if the insured is ill and has a life expectancy of one year or less	Standard
    A single sum benefit may not exceed $500,000
    The election percentage may not be greater than 100%
    The rider terminates at the earliest of:
    The date the Policy terminates.
    The date a settlement option takes effect.
    The date we pay a single sum benefit.
    The date you terminate the rider.

Dollar Cost Averaging	Automatically transfers amounts from a money market portfolio option or the fixed account to the other portfolio options selected at monthly intervals over a specific period of time.	Standard	Minimum to start dollar cost averaging: $5,000 Subject to minimum and maximum transfer amounts Not available in combination with asset rebalancing
Asset Rebalancing	Rebalances the portfolio options selected at set intervals to maintain chosen mix of portfolio options.	Standard	Subject to minimum investment amount Not available in combination with dollar cost averaging
Policy Loan
  After the first Policy year, you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. You can repay a loan at any time while the policy is in force.
		Optional	Reduces policy value Reduces death benefit May have tax consequences to you Increases the risk of policy lapse

  More information about each of these benefits, except dollar cost averaging and asset rebalancing, is provided under “Description of Supplemental Benefits (Riders)” below. More information about dollar cost averaging and asset rebalancing is provided under “Transfers” earlier in the prospectus.

  Description Of Supplemental Benefits (Riders)

  The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences; you should consult a tax advisor before doing so.

  We may discontinue offering riders at any time without notice, unless the rider specifically states otherwise. Some riders may only be elected at the time of application. Once a rider is elected it cannot be terminated without your consent (or by operation of law) if all terms and conditions are fully satisfied.
  Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")

  Under the PIR and the PIR Plus, we provide term insurance coverage on the insured on a different basis from the coverage in your Policy.

Features of PIR and PIR Plus:	●	The rider increases the Policy’s death benefit by the rider’s face amount.
	●	The PIR may be purchased for issue ages 0‑80.
	●	The PIR Plus may be purchased for issue ages 18‑80.
	●	The PIR terminates when the insured reaches attained age 90, and the PIR Plus terminates when the insured reaches attained age 85.
	●	The minimum purchase amount for the PIR and PIR Plus is $25,000. There is no maximum purchase amount.
	●	We do not assess any additional surrender charge for PIR and PIR Plus.
	●	Generally, PIR and PIR Plus coverage costs less than the insurance coverage under the Policy, but has no cash value.
	●	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	●	You may generally decrease your specified amount without reducing your rider coverage.

Conditions to convert the rider:	●	Your request must be in writing and sent to our mailing address, in good order.
	●	The primary insured has not reached his/her 70th birthday.
	●	The new policy is any permanent insurance policy that we currently offer for conversions.
●
  Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	●	We will base your premium on the primary insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:
	●	When the insured reaches attained age 90 for a PIR and when the insured reaches attained age 85 for a PIR Plus; or
	●	The date the Policy terminates for any reason except for the death of the primary insured; or

●	The date you fully convert the rider; or
●	The Monthiversary when the rider terminates upon the owner’s written request.

  Example of the operation of the Primary Insured Rider and Primary Insured Rider Plus
    Base policy = $300,000 specified amount on the primary insured.

    Primary Insured Rider Plus coverage  =  $50,000 on the primary insured.
    Total death benefit on the insured  =  $300,000 + $50,000  =  $350,000 on the primary insured.

  It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus. You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

  Other Insured Rider

  This rider may insure the spouse (or a non-spouse Other Insured where required by state law) and/or dependent children of the primary insured. Please note that if a non-spouse Other Insured, as required under state law, is the insured, there may be adverse tax consequences. You should consult a qualified tax advisor in connection with the purchase of this rider. Subject to the terms of the rider, we will pay the specified amount of the rider to the primary beneficiary selected when we receive (in good order at our mailing address) proof that Other Insured's death occurred while the rider was in force. Available for other insured issue ages 0-80, our minimum specified amount for this rider is $10,000. The maximum specified amount is the lesser of $500,000 or the total amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured's life (without evidence of insurability).

Conditions to convert the rider:		Your request, in good order, must be in writing and sent to our mailing address.
		The Other Insured has not reached his/her 70th birthday.
		The new policy is any permanent insurance policy that we currently offer for conversion.

  Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

		We will base the premium for the new policy on the Other Insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

		The maturity date of the Policy; or
		The Policy anniversary nearest to the other insured's 95th birthday; or

	The date the Policy terminates for any reason except for the death of the primary insured; or
	31 days after the death of the primary insured; or
	The date of conversion of this rider; or
	The Monthiversary when the rider terminates upon the owner’s written request.

  Example of the operation of the Other Insured Rider
    Base policy = $300,000 specified amount on the primary insured.
    Other Insured Rider coverage on spouse of insured  =  $50,000 payable upon death of spouse.

  Children's Insurance Rider

  This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption. The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday (or that child’s death, if sooner).

  Our minimum face amount for this rider is $2,000 and the maximum face amount is $10,000. We will pay a death benefit once we receive proof, in good order, at our mailing address that the insured child died while the rider was in force for that child. At each insured child’s age 25 this rider may be converted to a new policy for five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

  Example of the operation of the Children’s Insurance Rider
    Base policy is $300,000 specified amount.
    Policyowner has 3 children under the age of 25.
    Children’s Insurance Rider death  benefit = $10,000 on each of the 3 children.

  Accidental Death Benefit Rider
  Available to primary insureds issue ages 15-59, the minimum specified amount for this rider is $10,000. The maximum specified amount available for the rider is the lesser of (i) $150,000 or (ii) 150% of the Policy's specified amount.

  Subject to certain limitations, we will pay the face amount if the primary insured's death results solely from accidental bodily injury where:
	The death is caused by external, violent, and accidental means.
	The death occurs within 90 days of the accident.
	The death occurs while the rider is in force.
  The rider will terminate on the earliest of:
	The Policy anniversary nearest the primary insured's 70th birthday; or
	The date the Policy terminates; or
	The Monthiversary when this rider is terminated upon the owner's written request.

  Example of the operation of the Accidental Death Benefit Rider
    Base contract is $300,000 specified amount.
    Accidental Death Benefit Rider coverage = $100,000 and dies from an accident before age 70.

    Total death benefit paid = $300,000  + $100,000  =  $400,000
  Disability Waiver Rider

  Subject to certain conditions, we will waive the Policy's monthly deductions while the insured is disabled. You may purchase this rider if the primary insured’s issue age is between 15‑55,at the time the rider is purchased.
  Before we waive any monthly deductions, we must receive proof, in good order, at our mailing address that:

	The primary insured is totally disabled.
	The rider was in force when the primary insured became disabled.
	The primary insured’s total disability began before the Policy anniversary nearest his/her 60th birthday.
	The primary insured’s total disability has existed continuously for at least six months.

  We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider. While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value minus loans and loan interest remains positive. It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deductions benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

●	The Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
●
  The date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

●	The date the Policy terminates; or
●	The Monthiversary when this rider is terminated upon the owner’s written request.

  Example of the operation of the Disability Waiver Rider
    Policyholder has purchased $200/month benefit under the DWP01 rider.
    Primary insured becomes disabled.
    Policyholder will receive future monthly benefit of  $200 as long as the policy remains in force and the primary insured is disabled.

  If we are paying benefits under the rider on the Policy anniversary after the insured’s 60th birthday, then the rider will not terminate and benefits will continue until the date the primary insured is no longer totally disabled.
  Disability Waiver and Income Rider

  This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15‑55. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

  Example of the operation of the Disability Waiver and Income Rider
    Policyholder has purchased $200/month benefit under the DWP01 rider and monthly policy deductions are $30.

    Primary insured becomes disabled.
    Policyholder will receive future monthly benefit of  $230 as long as the policy remains in force and the primary insured is disabled.

  Terminal Illness Accelerated Death Benefit Rider

  This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.
  We will pay a single‑sum benefit equal to:

	The death benefit on the date we pay the single‑sum benefit; multiplied by
	The percentage of the death benefit you elected to receive (“election percentage”); divided by
	1 + i ("i" equals the Applicable Federal Interest Rate or the Policy loan interest rate expressed in arrears, whichever is greater) (“discount factor”); minus
	Any indebtedness at the time we pay the single‑sum benefit, multiplied by the election percentage.
  The maximum terminal illness death benefit used to determine the single sum benefit as defined above is equal to:

	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
	The benefit available under any PIR or PIR Plus in force.

  A single‑sum benefit may not exceed $500,000.

  You elect the election percentage. It may not be greater than 100%.

  The rider terminates at the earliest of:

	The date the Policy terminates.

	The date a settlement option takes effect.
	The date we pay a single‑sum benefit.
	The date you terminate the rider.

  Example of the operation of the Terminal Illness Accelerated Death Benefit Rider
    Base policy  =  $300,000 specified amount.
    Base insured is terminally ill.
    Policy owner requests acceleration of $100,000 of the specified amount.
    Rider benefit paid  =  $100,000 / (1 + 3% assumed interest rate)  =  $97,087.38
    Post-acceleration base policy  =  $200,000.

  We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

  We do not assess an administrative charge for this rider; if the rider is exercised, however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

  Note: Before adding this rider to an existing Policy or requesting payment under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.

  Additional Information

  State Variations

            The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of policies we issue. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

  California.  If  the policyowner is age 60 or older, as of the Policy effective date, the Policy’s free look period is 30 days from the date of delivery. During the 30-day free look period, we will hold the net premiums in the fixed account unless you direct us to allocate the net premiums as per your most recent allocation instructions on your application or in writing any time before the end of the 30-day free look period. On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected. This automatic transfer is excluded from the transfer limitations described in this prospectus.

  New Jersey. The fixed account is not available to you if your policy was issued in New Jersey. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is available to you only in connection with Policy loans.
  Unclaimed and Abandoned Property

  Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
  Sending Forms and Transaction Requests in Good Order

  We cannot carry out your instructions to process a transaction relating to the policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate). "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the subaccounts affected by the requested transaction; the dated signatures of all owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

  Distribution And Principal Underwriting Agreement

  We have entered into a principal underwriting agreement with our affiliate, TCL, for the distribution and sale of the Policies. We reimburse TCL for certain expenses it incurs in order to pay for the distribution of the Policies.

  We have discontinued new sales of the Policies.  You may, however, continue to make premium payments to fund your Policy pursuant to its terms, and exercise other rights and options under your Policy—such as reallocating your Policy value among investment options, making partial withdrawals, surrendering your Policy, and making changes in ownership of your Policy.

  Legal Proceedings

  We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCL’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

  Regulatory Modifications to Policy

  We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

  Anti-Money Laundering (AML) and Sanctions

  The Company and the separate account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the separate account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an owner, insured, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.

  The Company and the separate account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, owners, and insureds against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accept premium payments that are not subject to sanctions and in United States currency.

  If an owner or insured is subject to sanctions, the Company is required to block access to an owner’s policy and hereby refuse to pay any request for partial withdrawals, surrenders, loans, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring cash value and/or death benefit proceeds to the fixed account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, insured, or beneficiary may incur as a result of sanctions.

  Regulatory Modifications to Policy

  We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

  Financial Statements

  The financial statements of Transamerica and the separate account are included in the SAI.

  Appendix: Portfolio Companies Available Under The Policy

  The following is a list of portfolio companies available under the Policy, which are subject to change as discussed in this prospectus.

  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at: http://dfinview.com/Transamerica/TAHD/959393695?site=VAVUL. You can also request this information at no cost by calling our administrative Office at 1-800-851-9777.

  The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser(1)	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Seeks to maximize total return consistent with the Adviser’s determination of reasonable risk.	AB Balanced Hedged Allocation Portfolio- Class B(2) Advised by AllianceBernstein L.P	0.99%	17.36%	5.64%	6.74%
The fund seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio* -Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.79%	21.24%	15.08%	15.49%
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity Income Portfolio*- Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.71%	18.75%	12.23%	11.32%
The fund seeks to provide capital growth.	Fidelity VIP Growth Opportunities Portfolio*- Service Class 2 Advised by: Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc	0.81%	21.73%	11.04%	19.64%

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity VIP Index 500 Portfolio -Service Class 2 Advised by Fidelity Management & Research Company Sub-Advisers: FMR Co., Inc.; Geode Capital Management, LLC	0.34%	17.48%	14.03%	14.42%
Seeks capital appreciation, with income as a secondary goal.	Franklin Allocation VIP Fund- Class 4(2) Advised by Franklin Advisers, Inc.	0.97%	12.53%	5.59%	7.19%
Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield Advised by: ProFund Advisors LLC	1.64%	6.24%	2.85%	3.92%
Seeks investment results, before fees and expenses, that track the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund VP Asia 30(2) Advised by: ProFund Advisors LLC	1.72%	24.12%	-2.31%	5.18%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® (the “Index”).	ProFund VP Bull Advised by: ProFund Advisors LLC	1.68%	15.56%	12.18%	12.55%
Seeks investment results, before fees and expenses, that track the performance of the S&P Communication Services Select Sector Index (the “Index”).	ProFund VP Communication (2) Advised by: ProFund Advisors LLC	1.70%	20.91%	14.55%	8.97%
Seeks investment results, before fees and expenses, that track the performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).	ProFund VP Consumer Discretionary(2) Advised by: ProFund Advisors LLC	1.72%	5.51%	5.53%	10.01%
Seeks investment results, before fees and expenses, that correspond to the performance of BNY Mellon Emerging Markets 50 ADR® Index (the “Index”).	ProFund VP Emerging Markets(2) Advised by: ProFund Advisors LLC	1.74%	36.13%	3.07%	8.66%

Seeks investment results, before fees and expenses, that track the performance of the S&P Energy Select Sector Index (the “Index”).	ProFund VP Energy(2) Advised by: ProFund Advisors LLC	1.71%	5.86%	21.01%	5.88%
Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund VP Europe 30(2) Advised by: ProFund Advisors LLC	1.72%	29.59%	12.78%	8.01%
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the ICE® U.S. Dollar Index® (the “Index”).	ProFund VP Falling U.S. Dollar(2) Advised by: ProFund Advisors LLC	2.86%	10.81%	-1.85%	-1.14%
Seeks daily investment results, before fees and expenses, that track the performance of the S&P Financial Select Sector Index (the “Index”).	ProFund VP Financials(2) Advised by: ProFund Advisors LLC	1.69%	12.9%	12.77%	11.04%
Seeks a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market(2),(3) Advised by: ProFund Advisors LLC	1.66%	3.27%	2.54%	1.39%
Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index (the “Index”).	ProFund VP International Advised by: ProFund Advisors LLC	1.67%	27.97%	6.29%	5.60%
Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”).	ProFund VP Japan Advised by: ProFund Advisors LLC	1.68%	30.69%	14.99%	11.39%
To seek investment results, before fees and expenses, that track the performance of the S&P Materials Select Sector Index.	ProFund VP Materials (2) Advised by: ProFund Advisors LLC	1.71%	8.05%	6.41%	8.42%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® (the “Index”).	ProFund VP Mid-Cap Advised by: ProFund Advisors LLC	1.68%	4.78%	6.63%	8.22%

Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index (the “Index”).	ProFund VP NASDAQ-100 Advised by: ProFund Advisors LLC	1.68%	18.62%	12.94%	17.28%
Seeks investment results, before fees and expenses, that track the performance of the S&P Pharmaceuticals Select Industry Index (the “Index”).	ProFund VP Pharmaceuticals(2) Advised by: ProFund Advisors LLC	1.69%	29.34%	5.70%	5.37%
Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”).	ProFund VP Precious Metals Advised by: ProFund Advisors LLC	1.68%	150.31%	17.01%	18.89%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short Emerging Markets(2) Advised by: ProFund Advisors LLC	1.69%	-26.15%	-6.13%	-12.36%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short International Advised by: ProFund Advisors LLC	1.62%	-20.81%	-6.46%	-8.23%
Seeks daily investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100® Index (the “Index”).	ProFund VP Short NASDAQ-100(2) Advised by: ProFund Advisors LLC	1.75%	-15.8%	-13.57%	-18.48%
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.	ProFund VP Short Small-Cap(2) Advised by: ProFund Advisors LLC	1.78%	-10.08%	-6.50%	-11.77%
Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index (the “Index”).	ProFund VP Small-Cap(2) Advised by: ProFund Advisors LLC	1.87%	10.86%	4.23%	7.63%
Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund VP Small-Cap Value(2) Advised by: ProFund Advisors LLC	1.73%	5.00%	7.17%	7.81%

Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily the daily performance of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”).	ProFund VP U.S. Government Plus(2) Advised by: ProFund Advisors LLC	1.42%	1.17%	-13.73%	-3.45%
Seeks daily investment results, before fees and expenses, that correspond to two time (2x) the daily performance of the Nasdaq-100® Index (the “index”).	ProFunds VP UltraNASDAQ-100(2) Advised by: ProFund Advisors LLC	1.70%	29.25%	18.6%	29.22%
Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Index.	ProFund VP UltraSmall-Cap(2) Advised by: ProFund Advisors LLC	1.84%	12.93%	1.23%	8.81%
Seeks investment results, before fees and expenses, that track the performance of the S&P Utilities Select Sector Index (the “Index”).	ProFund VP Utilities(2) Advised by: ProFund Advisors LLC	1.70%	13.98%	7.78%	8.61%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC.	0.53%	7.13%	-0.34%	2.08%
Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC.	0.48%	6.99%	-0.14%	2.09%
Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP– Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.64%	8.46%	4.12%	5.91%
Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Initial Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.72%	11.26%	8.39%	7.35%
Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Initial Class(2) Sub-Advised by: Aegon USA Investment Management, LLC	0.59%	5.85%	-1.28%	1.18%

Seeks as high a level of current income as in consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Initial Class(3) Sub-Advised by: BlackRock Investment Management, LLC	0.29%	4.07%	3.05%	1.91%
Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.68%	9.02%	2.91%	4.43%
Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.65%	9.7%	4.23%	4.92%
Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation – Moderate VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.69%	10.87%	5.44%	5.20%
Seeks long-term capital appreciation and capital preservation.	Transamerica BlackRock iShares Edge 40 VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.46%	11.64%	3.47%	4.90%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC.	0.67%	13.23%	3.29%	5.48%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC.	0.69%	11.03%	1.93%	4.70%
Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Initial Class(2), Sub-Advised by: BlackRock Investment Management, LLC.	0.70%	15.81%	5.93%	7.12%
Seeks to maximize total return.	Transamerica BlackRock Real Estate Securities VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.86%	9.51%	2.64%	3.65%
Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock Tactical Allocation VP - Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.72%	11.94%	5.68%	7.07%

Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Initial Class Sub-Advised by: Milliman Financial Risk Management LLC	0.38%	11.17%	5.38%	5.93%
eeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Initial Class Sub-Advised by: Milliman Financial Risk Management LLC	0.41%	12.49%	8.1%	7.92%
Seeks capital growth.	Transamerica International Focus VP - Initial Class Sub-Advised by: Sands Capital Management, LLC.	0.83%	6.47%	0.99%	5.45%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Initial Class Sub-Advised by: Janus Henderson Investors US LLC	0.74%	13.72%	7.83%	9.58%
Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Initial Class Sub-Advised by: Janus Henderson Investors US	0.84%	8.11%	7.17%	11.14%
Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.71%	10.63%	2.33%	4.91%
Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.77%	13.13%	5.83%	8.08%
Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.72%	11.89%	3.86%	6.33%
Seeks long-term capital appreciation.	Transamerica JPMorgan Diversified Equity Allocation VP(4) – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.80%	19.45%	9.16%	11.18%
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP- Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.61%	16.21%	14.39%	14.61%

Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.87%	18.02%	3.50%	5.77%
Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.8%	9.10%	2.06%	4.40%
Seeks to maximize long-term growth.	Transamerica Morgan Stanley Capital Growth VP – Initial Class[2] Sub-Advised by: Morgan Stanley Investment Management Inc.	0.68%	20.2%	0.32%	15.16%
Seeks high total return.	Transamerica Morgan Stanley Global Allocation VP – Initial Class Sub-Advised by Morgan Stanley Investment Management Inc.)	0.78%	17.85%	5.19%	7.15%
Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.64%	13.06%	8.62%	9.73%
Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Initial Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	0.81%	9.81%	9.56%	9.81%
Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP - Initial Class Sub-Advised by: T. Rowe Price Associates, Inc.	0.83%	10.27%	5.43%	10.46%
Seeks growth from capital appreciation.	Transamerica TSW Mid Cap Value Opportunities VP** - Initial Class Sub-Advised by: Thompson, Siegel & Walmsley LLC	0.76%	9.56%	9.32%	8.64%
Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Initial Class Sub-Advised by: Wellington Management Company, LLP	0.89%	17.47%	12.05%	16.13%

(1)
  You should work with your investment professional to decide which Subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.

(2)
  This portfolio is subject to an expense reimbursement or fee waiver arrangement. As a result, this portfolio’s annual expenses reflect temporary expense reductions. See the portfolio prospectus for additional information .

(3)
  There can be no assurance any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccounts may become extremely low and possibly negative.

(4)	Effective on or about November 1, 2025, Transamerica JPMorgan Asset Allocation – Growth VP was renamed Transamerica JPMorgan Diversified Equity Allocation VP.
*	The Fidelity VIP Contrafund® Portfolio, the Fidelity VIP Equity Income Portfolio, and the Fidelity VIP Growth Opportunities Portfolio are no longer available for. new investment.
**	TSW Mid Cap Value Opportunities VP does not accept new investments from current or prospective investors.
Note	All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

  Appendix A – Surrender Charge Per Thousand
  (Based on the sex and underwriting class of the insured)

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Male/ Female Juvenile	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard

0	N/A	N/A	11.76	N/A	N/A
1	N/A	N/A	8.16	N/A	N/A
2	N/A	N/A	8.16	N/A	N/A
3	N/A	N/A	7.92	N/A	N/A
4	N/A	N/A	7.68	N/A	N/A
5	N/A	N/A	7.68	N/A	N/A
6	N/A	N/A	7.68	N/A	N/A
7	N/A	N/A	7.68	N/A	N/A
8	N/A	N/A	7.68	N/A	N/A
9	N/A	N/A	7.68	N/A	N/A
10	N/A	N/A	7.68	N/A	N/A
11	N/A	N/A	7.68	N/A	N/A
12	N/A	N/A	7.68	N/A	N/A
13	N/A	N/A	7.92	N/A	N/A
14	N/A	N/A	8.16	N/A	N/A
15	N/A	N/A	8.40	N/A	N/A
16	N/A	N/A	8.52	N/A	N/A
17	N/A	N/A	8.88	N/A	N/A
18	8.72	9.20		8.72	9.20
19	8.84	9.32		8.84	9.32
20	8.96	9.44		8.96	9.44
21	9.16	9.88		9.16	9.64
22	9.32	10.04		9.32	9.80
23	9.52	10.24		9.52	10.00
24	9.68	10.40		9.68	10.40
25	9.88	10.84		9.88	10.60
26	10.56	11.28		10.32	11.04
27	11.00	11.72		10.76	11.48

28	11.40	12.12	11.16	12.12
29	12.08	12.80	11.84	12.56
30	12.52	13.24	12.28	13.00
31	13.04	14.00	12.80	13.52
32	13.76	14.48	13.52	14.24
33	14.28	15.24	14.04	14.76
34	14.76	15.96	14.52	15.48
35	15.52	16.48	15.28	16.00
36	16.20	17.40	15.96	16.92
37	17.20	18.40	16.72	17.92
38	18.12	19.56	17.64	18.60
39	19.08	20.76	18.36	19.56

Issue Age	Male Ultimate Select/ Select	Male Ultimate Standard/ Standard	Female Ultimate Select/ Select	Female Ultimate Standard/ Standard

40	20.28	21.96	19.32	20.52
41	21.64	23.56	20.68	22.12
42	23.08	25.24	22.12	23.80
43	24.44	27.08	23.15	25.40
44	26.04	29.16	23.86	26.96
45	27.44	31.04	24.59	27.83
46	28.72	32.80	25.38	28.76
47	29.84	34.56	26.22	29.73
48	31.00	36.32	27.11	30.75
49	32.24	38.32	28.04	31.84
50	33.56	40.56	29.05	32.99
51	34.98	42.56	30.11	34.20
52	36.49	45.24	31.24	35.48
53	38.10	47.68	32.45	36.84
54	39.83	50.84	33.72	38.28
55	41.68	53.28	35.09	39.79
56	43.63	55.79	36.54	41.39
57	45.74	57.00	38.08	43.06
58	47.98	57.00	39.74	44.88
59	50.38	57.00	41.54	46.85
60	52.97	57.00	43.47	48.97
61	55.74	57.00	45.57	51.26
62	57.00	57.00	47.82	53.73
63	57.00	57.00	50.26	56.41
64	57.00	57.00	52.88	57.00
65	57.00	57.00	55.68	57.00
66 and over	57.00	57.00	57.00	57.00

  Appendix A-1: Surrender Charge Factors

SURRENDER CHARGE FACTORS

END OF YEAR:*	ISSUE AGE:
	0-39	40-44	45-49	50-54	55-59	60-64	65-69	70-74	75-80
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	.98	.98	.97	.97	.96	.96	.95	.94
2	1.00	.97	.96	.95	.94	.93	.92	.91	.89
3	1.00	.96	.94	.93	.91	.90	.88	.87	.84
4	1.00	.94	.92	.91	.88	.87	.84	.83	.79
5	1.00	.92	.90	.89	.85	.84	.80	.79	.74
6.90		.90	.90	.85	.82	.81	.76	.75	.69
7.80		.80	.80	.80	.80	.77	.72	.71	.64
8.70		.70	.70	70.70		.70	.70	.67	.59
9.60		.60	.60	.60	.60	.60	.60	.60	.54
10.50		.50	.50	.50	.50	.50	.50	.50	.49
11.40		.40	.40	.40	.40	.40	.40	.40	.40
12.30		.30	.30	.30	.30	.30	.30	.30	.30
13.20		.20	.20	.20	.20	.20	.20	.20	.20
14.10		.10	.10	.10	.10	.10	.10	.10	.10
15+	0	0	0	0	0	0	0	0	0
  *
    The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year before surrender and the factor at the end of the Policy year of surrender.

  Surrender Charge Example: Assume a male tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000 and the Policy is surrendered in Policy year 7. The surrender charge per thousand is $12.52. This is multiplied by the surrender charge factor of .90.

The surrender	=	The surrender charge per thousand ($12.52)
charge	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (0.90)
	=	$1,126.80

  APPENDIX: FINANCIAL INTERMEDIARY VARIATIONS

  Transamerica Financial Freedom Builder (the “Policy”)

  This appendix describes variations in the availability of Investment Options, Policy benefits, and other Policy features – including restrictions, limitations, and other variations – which are not otherwise described in the prospectus and may apply depending on the broker-dealer through which the Policy is sold.
  Please note that there may be other financial intermediary variations not described below or otherwise in the prospectus. For example, your financial intermediary may not recommend a particular Investment Option or benefit to you. Any such other financial intermediary variations are unknown to Transamerica, and due to several factors (e.g., the manner in which financial intermediaries make recommendations, and the terms of our selling agreements), Transamerica does not believe it can obtain information about them without unreasonable effort or expense.
  You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Policy benefits, or other Policy features that may apply through your financial professional’s broker-dealer. In some cases, an option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available, please contact your financial intermediary or our Administrative Office.
  NOT APPLICABLE

  How To Find Additional Information About Your Policy

  Personalized Illustrations of Policy Benefits

  To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

  Inquiries

  To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference.

  For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our mailing address at:

  Transamerica Life Insurance Company
  6400 C St. SW
  Cedar Rapids, IA 52499-0001
  1‑800‑851‑9777
  Facsimile: 1‑727‑299‑1620
  (Monday ‑ Friday from 7:00 a.m. – 6:00 p.m. Central Time)
  tlic.transamerica.com/

  More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549-2001. The Registrant’s file numbers are listed below.

  TCL serves as the principal underwriter for the Policies. More information about TCL is available at www.finra.org or by calling -800-289-9999. You also can obtain an investor brochure from The Financial Industry Regulatory Authority ("FINRA) describing its Public Disclosure Program.

  EDGAR Contract Identifier C000223620
  5/2026